UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2020

MIRATI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9393 Towne Centre Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 25, 2020, we presented the clinical data and other program updates discussed in Item 8.01 below and presented the slides attached hereto as Exhibits 99.1 and 99.2 at the 32nd EORTC-NCI-AACR Symposium on Molecular Targets and Therapeutics.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 25, 2020, we announced preliminary results from ongoing clinical trials for MRTX849. At the 32nd EORTC-NCI-AACR Symposium on Molecular Targets and Therapeutics (“ENA”) we announced updated results from the ongoing Phase 1/1b clinical study, as well as preliminary results from our Phase 2 cohort of MRTX849 as a monotherapy treatment for patients in 2nd and 3rd line non-small cell lung cancer (“NSCLC”). We anticipate submitting a New Drug Application for accelerated approval in this indication in the second half of 2021. Data from the ongoing clinical studies of MRTX849 demonstrated that it has been generally well tolerated as a monotherapy and in combination with pembrolizumab, cetuximab and TNO-155.

MRTX849 tolerability at a dose of 600 mg twice daily (“BID”) in both monotherapy and combination trials as of October 25, 2020:

•	In a pooled assessment of 110 patients harboring a G12C mutation in NSCLC, colorectal cancer (“CRC”) and other solid tumors, monotherapy MRTX849 was generally well tolerated.

•	4.5% of treatment-related adverse events had led to discontinuation

•	Over 50 patients had been treated with MRTX849 in combination with either pembrolizumab in NSCLC, cetuximab in CRC and TNO-155 in NSCLC or CRC

•	Each combination has been well tolerated

•

The pembrolizumab and cetuximab combination cohorts are ongoing and each have cleared the dose limiting toxicity evaluation period at the full dose of each commercial agent and at a 600 mg BID dose of MRTX849

•	The TNO-155 combination dose escalation and expansion cohorts are ongoing at a 600 mg BID dose of MRTX849

Preliminary efficacy data was assessed as of August 30, 2020 in patients with advanced NSCLC treated with MRTX849 as a monotherapy at a 600 mg BID dose:

•

Patients had a median of two prior systemic treatments, including all patients receiving prior treatment with platinum-based chemotherapy regimens and 92% of patients receiving prior treatment with an anti-PD-1 /L1 inhibitor.

•	Efficacy data from pooled Phase 1/1b cohort and Phase 2 registration-enabling cohort (n=51):

•	45% (23/51) confirmed objective response rate (“ORR”)

•	70% (16/23) of responders had a best tumor response of greater than 40%

•	96% (49/51) disease control rate (“DCR”)

•	3.6 months median duration of follow-up

•	65% (33/51) of patients remained on treatment

•	83% (19/23) of responders had not progressed and remained on treatment

•	Efficacy data from the Phase 1/1b cohort (n=14):

•	43% (6/14) confirmed ORR

•	100% (14/14) DCR

•	8.2 months median duration of treatment

•	50% (7/14) of patients remained on treatment

•	83% (5/6) of responders remained in response and on treatment

•	4 of 6 responders had a duration of treatment for >11 months and all four patients remained on treatment

Preliminary efficacy data was assessed as of August 30, 2020 in heavily pretreated patients with advanced CRC treated with MRTX849 as a monotherapy at a 600 mg BID dose:

•	Median of 4 prior systemic treatments

•	Efficacy data from pooled Phase 1/1b and Phase 2 cohorts (n=18)

•	17% (3/18) confirmed ORR with 2 of 3 responders remaining on treatment

•	94% (17/18) DCR

•	67% (12/18) of patients remaining on treatment

•	55% (10/18) had a duration of treatment of >4 months

Preliminary efficacy data was assessed as of August 30, 2020 in six patients with advanced solid tumors, other than NSCLC and CRC, treated with MRTX849 as a monotherapy at 600 mg BID dose from a Phase 1/1b cohort:

•	One patient each (n=4) with pancreatic, ovarian, endometrial and cholangiocarcinoma tumors were treated, and each patient had a confirmed partial response to therapy

•	2 appendiceal cancer patients had stable disease

•	All six eligible patients remained on treatment

Another non-small cell lung cancer subpopulation of special interest highlighted in the October 25, 2020 presentation were those patients that harbor co-occurring mutations with KRAS G12C. STK11 mutations are prevalent in approximately 30 percent of all KRAS and KRAS G12C mutant lung tumors, a prevalence that is comparable to the frequency of ALK gene rearrangements. Recently published studies have shown that tumors harboring the co-occurrence of KRAS and STK11 mutations respond poorly to immunotherapy with and without platinum-based chemotherapy.

•

Preliminary explorative correlative analysis of co-mutations of KRAS G12C and STK11 in advanced NSCLC, in data assessed as of August 30, 2020, showed a 64% (9/14) ORR across pooled Phase 1/1b and Phase 2 cohorts:

•	Approximately 30% of all KRAS G12C mutant NSCLC patients have a STK11 co-occurring mutation

MRTX1133, our lead KRAS G12D compound, has been identified as a clinical development candidate and is a potent and selective inhibitor of KRAS G12D. KRAS G12D mutations have been detected in over 25 different types of cancer, including pancreatic, colon, lung and endometrial adenocarcinoma. The prevalence of cancers harboring KRAS G12D mutations exceeds the prevalence of KRAS G12C positive cancers by greater than two-fold and is an area of significant unmet medical need. On October 25, 2020 we announced initial preclinical in vivo data from MRTX1133. Based on preclinical analyses, MRTX1133 has a projected human half-life exceeding 50 hours and exhibits a low propensity for drug interactions or off-target pharmacology. MRTX1133 demonstrated tumor regression in multiple in vivo tumor models, including pancreatic and colorectal cancers. MRTX1133 has a low predicted target plasma concentration, based on its potency and high unbound fraction, and our goal is to achieve near complete and sustained target inhibition and maximal anti-tumor activity. To ensure sustained therapeutic levels are achieved, we are pursuing both oral and parenteral routes of administration in parallel as we plan for a Phase 1 clinical trial and allow selection of the route that results in the optimal KRAS G12D inhibition. MRTX1133 is presently advancing through investigational new drug application (“IND”)-enabling preclinical studies, including regulatory toxicology studies and clinical trial manufacturing activities, and we plan to file an IND in the first half of 2021.

A copy of the press release is furnished herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation on KRYSTAL-1: Updated Safety and Efficacy Data With Adagrasib (MRTX849) in NSCLC With KRAS G12C Mutation From a Phase 1/2 Study.

99.2	Presentation on KRYSTAL-1: Activity and Safety of Adagrasib (MRTX849) in Patients With Colorectal Cancer (CRC) and Other Solid Tumors Harboring a KRAS G12C Mutation.

99.3	Press Release, dated October 25, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2020	MIRATI THERAPEUTICS, INC.

	By:	/s/ Charles M. Baum
Charles M. Baum
President and Chief Executive Officer